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                                                                     EXHIBIT 4.4

                   AMENDED AND RESTATED REGISTRATION AGREEMENT

          THIS AMENDED AND RESTATED REGISTRATION AGREEMENT (this "AGREEMENT") is made as of November 26, 2002, by and among (i) DigitalNet Holdings, Inc., a Delaware corporation (together with its successors and permitted assigns, the "COMPANY"), (ii) GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR FUND VII"), (iii) GTCR Co-Invest, L.P., a Delaware limited partnership ("CO-INVEST," and, together with GTCR Fund VII and any investment fund managed by GTCR Golder Rauner, L.L.C. which, at any time, acquires securities of the Company and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement, the "GTCR INVESTORS"), (iv) the Pearlstein Family, LLC, (the "PEARLSTEIN PURCHASER"), The Ian Z. Pearlstein 2001 Trust and The Ivanna V. Pearlstein 2001 Trust, (v) the J. Sunny Bajaj Trust, the Rueben Bajaj Trust and the Bajaj Family Limited Partnership (each a "BAJAJ PURCHASER" and, collectively, the "BAJAJ PURCHASERS"), (vi) Ken S. Bajaj ("BAJAJ"), Jack Pearlstein ("PEARLSTEIN"), and any other executive employee of the Company who, at any time, acquires securities of the Company in accordance with SECTION 10 hereof and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (each, an "EXECUTIVE" and, collectively, the "EXECUTIVES"), (vii) GetronicsWang Co. LLC, a Delaware limited liability company ("GETRONICS"), (viii) Banc of America Mezzanine Capital LLC (together with its permitted transferees, the "WARRANT HOLDERS"), and (ix) each of the other entities and individuals set forth from time to time on the attached "SCHEDULE OF HOLDERS" under the heading "OTHER STOCKHOLDERS" who, at any time, acquires securities of the Company in accordance with SECTION 9 hereof and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement. The GTCR Investors are sometimes referred to herein as the "INVESTORS." Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in SECTION 10 hereof.

          WHEREAS, the parties hereto wish to amend and restate in its entirety that certain Registration Agreement, dated as of September 7, 2001 (the "EXISTING REGISTRATION AGREEMENT"), by and between the Company and certain of the parties hereto and upon proper execution and delivery of this Agreement, the Existing Registration Agreement shall be superseded by this Agreement and canceled in its entirety;

          WHEREAS, the Company, the Investors, the Bajaj Purchasers and the Pearlstein Purchaser are parties to a Purchase Agreement, dated as of September 7, 2001 (the "PURCHASE AGREEMENT") and in order to induce the Investors, the Bajaj Purchasers and the Pearlstein Purchaser to enter into the Purchase Agreement, the Company agreed to provide the registration rights set forth in the Existing Registration Agreement;

          WHEREAS, simultaneously with the execution hereof, the Company issued shares of its Class B Preferred Stock, par value $0.01 per share (the "CLASS B PREFERRED"), in connection with DigitalNet, Inc.'s acquisition of Getronics Government Solutions, L.L.C. pursuant to a Purchase Agreement dated as of September 27, 2002 (the "GETRONICS PURCHASE AGREEMENT");

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          WHEREAS, pursuant to a Bridge Loan Agreement, dated as of the date hereof (the "WARRANT AGREEMENT"), by and among the Company, DigitalNet, Inc. ("DIGITALNET"), the Warrant Holders and the other lenders party thereto, the Company executed Common Stock Purchase Warrants pursuant to which the Company issued, subject to the terms of that certain Warrant Escrow Agreement dated as of the date hereof by and among the Company, the Warrant Holder and the escrow agent identified therein, warrants (the "WARRANTS") to purchase, in the aggregate, 3,794,762 shares of Common Stock and agreed to become parties hereto; and

          WHEREAS, the execution and delivery of this Agreement is a condition to the consummation of the transactions contemplated by the Getronics Purchase Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.   DEMAND REGISTRATIONS.

          (a) REQUESTS FOR REGISTRATION. At any time, the holders of a majority of the Investor Registrable Securities and, if after a failure to repay the Bridge Loan Obligations in full in cash on or prior to August 26, 2003, or if DigitalNet exercises the Extension Option (as defined in the Warrant Agreement) on or prior to November 26, 2003, at any time after the date that is six-months after the Company's initial public offering, the holders of a majority of the Warrant Holder Registrable Securities, may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS"), or on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration ("SHORT-FORM REGISTRATIONS"), if available. All registrations requested pursuant to this SECTION 1(a) are referred to herein as "DEMAND REGISTRATIONS." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) INVESTOR LONG-FORM REGISTRATIONS. The holders of Investor Registrable Securities shall be entitled to request (i) four Long-Form Registrations in which the Company shall pay all Registration Expenses ("COMPANY-PAID LONG-FORM REGISTRATIONS") and (ii) an unlimited number of Long-Form Registrations in which the holders of Registrable Securities shall pay their share of the Registration Expenses (as defined in SECTION 5). No Long-Form Registration shall count as a Company-Paid Long-Form Registration unless the holders of Investor Registrable Securities are able to register and sell at least 90% of the Investor Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-Paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-Paid Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations.

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          (c)  INVESTOR SHORT-FORM REGISTRATIONS. In addition to the Long-Form
Registrations provided pursuant to SECTION 1(b), the holders of Investor Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. If the Company, pursuant to the request of the holder(s) of a majority of Investor Registrable Securities, is qualified to and has filed with the Securities and Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the "REQUIRED REGISTRATION"), then the Company shall use its reasonable best efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practicable after filing, and, once effective, the Company shall use its reasonable best efforts to cause such Required Registration to remain effective for a period ending on the earlier of (i) the date on which all Investor Registrable Securities have been sold pursuant to the Required Registration or
(ii) the date as of which the holder(s) of Investor Registrable Securities (assuming such holder(s) are affiliates of the Company) are able to sell all of the Investor Registrable Securities then held by them within a ninety-day period in compliance with Rule 144 under the Securities Act.

          (d) WARRANT HOLDER LONG-FORM REGISTRATION. Unless a Short-Form Registration is available, the holders of Warrant Holder Registrable Securities shall be entitled to request one Long-Form Registration in which the Company shall pay all Registration Expenses ("COMPANY-PAID WARRANT HOLDER LONG-FORM REGISTRATION"). No Long-Form Registration shall count as the Company-Paid Warrant Holder Long-Form Registration unless the holders of Warrant Holder Registrable Securities are able to register and sell at least 90% of the Warrant Holder Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-Paid Warrant Holder Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-Paid Warrant Holder Long-Form Registration. All Long-Form Registrations shall be underwritten registrations.

          (e) WARRANT HOLDER SHORT-FORM REGISTRATIONS. If a Short-Form Registration is available, then in lieu of the Long-Form Registration provided pursuant to SECTION 1(d), the holders of Warrant Holder Registrable Securities shall be entitled to request one Short-Form Registration in which the Company shall pay all Registration Expenses (the "COMPANY-PAID WARRANT HOLDER SHORT-FORM REGISTRATION"). Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. No Short-Form Registration shall count as the Company-Paid Warrant Holder Short-Form Registration unless the holders of Warrant Holder Registrable Securities are able to register and sell at least 90% of the Warrant Holder Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as the Company-Paid Warrant Holder Short-Form Registration whether or not it has

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become effective and whether or not such registration has counted as the permitted Company-Paid Warrant Holder Short-Form Registration.

          (f) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration therein, without adversely affecting the marketability of the offering, then the Company shall include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. Unless consented to by the Company and the holders of a majority of the Registrable Securities included in such registration, any Person other than holders of Registrable Securities which participates in Demand Registrations that are not at the Company's expense shall pay their share of the Registration Expenses in accordance with SECTION 5 hereof.

          (g) RESTRICTIONS ON LONG-FORM REGISTRATIONS. The Company shall not be obligated to effect any Long-Form Registration within 90 days after the effective date of a previous Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to SECTION 2 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration requested by the holders of a majority of the Investor Registrable Securities if the Company and the holders of a majority of the Investor Registrable Securities agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to acquire financing, engage in any acquisition of assets (other than in the ordinary course of business), or engage in any merger, consolidation, tender offer, reorganization, or similar transaction; PROVIDED THAT, in such event, the holders of the Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request, and the Company shall pay all Registration Expenses in connection with such registration. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration requested by the holders of a majority of the Warrant Holder Registrable Securities if the Company believes that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to acquire financing, engage in any acquisition of assets (other than in the ordinary course of business), or engage in any merger, consolidation, tender offer, reorganization, or similar transaction; PROVIDED THAT, in such event, the holders of the Warrant Holder Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request, and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration requested by the holders of a

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majority of the Investor Registrable Securities hereunder only once in any twelve-month period, and the Company may delay a Demand Registration requested by the holders of a majority of the Warrant Holder Registrable Securities hereunder only once in any twelve-month period.

          (h) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering; provided, however, that such investment banker(s) and manager(s) shall be approved by the Company's Board of Directors, which approval shall not be unreasonably withheld.

          (i) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options, or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Investor Registrable Securities.

          2.   PIGGYBACK REGISTRATIONS.

          (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities (including any proposed registration of the Company's securities by any third party) under the Securities Act (other than (i) pursuant to a Demand Registration to which SECTION 1 is applicable, (ii) in connection with an initial public offering of the Company's equity securities, or (iii) in connection with registrations on Form S-4, Form S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice (and in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not such registration is consummated.

          (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, then the Company shall include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder and (iii) third, the other securities requested to be included in such registration.

          (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than

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holders of Registrable Securities (it being understood that secondary registrations on behalf of holders of Investor Registrable Securities and Warrant Holder Registrable Securities are addressed in SECTION 1 above rather than this SECTION 2(d)), and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, then the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration,
(ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder and (iii) third, the other securities requested to be included in such registration.

          (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, then the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Investor Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

          (f) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
SECTION 1 or pursuant to this SECTION 2, and if such previous registration has not been withdrawn or abandoned, then, unless such previous registration is a Required Registration, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

          3.   HOLDBACK AGREEMENTS.

          (a) To the extent not inconsistent with applicable law, no holder of Registrable Securities shall effect any public sale or distribution (including sales pursuant to Rule 144 of the Securities Act) of equity securities of the Company, or any securities, options, or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any initial public offering or any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities, options, or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to the extent not inconsistent with applicable law, shall use its reasonable best efforts to cause each holder of its equity securities, or any

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securities convertible into or exchangeable or exercisable for equity securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 of the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and, within 75 days after the end of the period within which requests for registration may be given to the Company, file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

          (b) notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller of Registrable Securities (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not

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otherwise be required to qualify but for this SECTION 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

          (e) promptly notify in writing each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Company shall prepare and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

          (f) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of Registrable Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any seller of Registrable Securities or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by such underwriter, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any seller of Registrable Securities, or any such underwriter, attorney, accountant, or agent in connection with such registration statement and assist and, at the request of any participating seller or underwriter, use reasonable best efforts to cause such officers or directors to participate in presentations to prospective purchasers;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the

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effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

          (l) use reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

          (m) obtain one or more cold comfort letters, addressed to the underwriters, if any, and dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold in such registered offering reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement). To the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts, the Company shall use reasonable efforts to also have such cold comfort letters addressed to the holders of the Registrable Securities being sold in such registered offering; and

          (n) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto (which counsel and opinions shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold). Such legal opinions shall be addressed to each selling holder and the underwriters, if any, and shall be in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

          5.   REGISTRATION EXPENSES.

          (a) Subject to SECTION 5(b) below, all expenses incident to or incurred in connection with the Company's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company, and fees and disbursements of all independent certified public accountants, underwriters including, if necessary, a "qualified independent underwriter" within the meaning of the rules of the National Association of Securities Dealers, Inc. (in each case, excluding discounts and commissions), and other Persons retained by the Company (all such expenses being herein called "REGISTRATION

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EXPENSES"), shall be borne as provided in this Agreement, except that the
Company shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system (or any successor or similar system).

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.   INDEMNIFICATION.

          (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, agents, partners, members, and employees, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), whether joint and several or several, together with reasonable costs and expenses (including reasonable attorney's fees) to which any such indemnified party may become subject under the Securities Act or otherwise (collectively, "LOSSES") caused by, resulting from, arising out of, based upon, or relating to any untrue or alleged untrue statement of material fact contained in (i) (A) any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this SECTION 6, collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the "blue sky" or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated pursuant to any federal, state or common law rule or regulation including, without limitation, the Securities Act, applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse such holder and each such director, officer, employee, partner, member and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses; PROVIDED THAT the Company shall not be liable in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, shall indemnify and hold harmless the other holders of Registrable Securities and the Company, and their respective officers, directors, agents, and employees, and each other Person who controls the Company (within the meaning of the Securities Act) against any Losses caused by, resulting from, arising out of, based upon, or relating to (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such other indemnified party for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses; PROVIDED THAT the obligation to indemnify will be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities held by such holder pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, then the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and shall survive the transfer of securities.

          (e) If the indemnification provided for in this SECTION 6 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any Losses referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, then in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (f) The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this SECTION 6 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in SECTION 6(e) above. The amount paid or payable by an indemnified party as a result of the Losses referred to in SECTION 6(e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this SECTION 6, no seller of Registrable Securities shall be required to contribute pursuant to this SECTION 6 any amount in excess of the sum of (i) any amounts paid pursuant to SECTION 6(b) above and (ii) the net proceeds received by such seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          7. RULE 144 REPORTING. With a view to making available to the holders of Registrable Securities benefits of certain rules and regulations of the Securities and Exchange

Commission which may permit the sale of securities to the public without registration, after the completion of any registration pursuant to SECTION 1 or
SECTION 2 above, the Company agrees to:

          (a) use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, or any successor provision thereto, at all times;

          (b) use commercially reasonable efforts to file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) take any further reasonable action reasonably requested by a Holder to enable such Holder to sell its Registrable Securities without registration under Rule 144, under any successor provision, or any similar rule or regulation promulgated by the SEC from time to time.

          8.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

          (a) No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), PROVIDED THAT no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; PROVIDED THAT no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in SECTION 6 hereof.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 4(e) above, such Person will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by SECTION 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in
SECTION 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this SECTION 7(b) to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by SECTION 4(e).

          9. ADDITIONAL STOCKHOLDERS. In connection with the issuance of any additional equity securities of the Company, the Company, with the consent of GTCR Fund VII, may permit such person to become a party to this Agreement and succeed to all of the rights and obligations of a holder of any particular category of Registrable Securities under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such person shall for all purposes be a holder of such category of Registrable Securities and party to this Agreement.

          10.  DEFINITIONS.

          (a)  "COMMON STOCK" means any class of the Company's common stock.

          (b) "EXECUTIVE REGISTRABLE SECURITIES" means (i) any shares of Common Stock held as of the date hereof, or acquired hereafter, by the Executives, the Bajaj Purchasers or the Pearlstein Purchaser and (ii) any other Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation, or other reorganization.

          (c) "GETRONICS REGISTRABLE SECURITIES" means (i) any shares of Common Stock held as of the date hereof, or acquired hereafter from the Company, by Getronics (including, without limitation, any shares of Common Stock issued or issuable upon conversion of shares of Class B Preferred) and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization.

          (d) "INVESTOR REGISTRABLE SECURITIES" means (i) any Common Stock issued to the Investors pursuant to the Purchase Agreement (whether issued before, on, or after the Closing Date), (ii) any other securities of the Company issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation, or other reorganization and (iii) any other shares of Common Stock held by Persons holding securities that are described in clauses (i) or
(ii) above.

          (e) "OTHER REGISTRABLE SECURITIES" means (i) any shares of Common Stock held as of the date hereof, or acquired hereafter from the Company, by the Other Stockholders and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization.

          (f) "REGISTRABLE SECURITIES" means, without duplication, the Investor Registrable Securities, the Executive Registrable Securities, the Warrant Holder Registrable Securities, the Getronics Registrable Securities and the Other Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer, or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (ii) unless the respective Investor otherwise elects, they have been distributed to the limited partners of any of the Investors, (iii) they have been effectively registered under a registration statement including, without limitation, a registration statement on Form S-8 (or any successor form), (iv) they have been repurchased by the Company, or (v) all of such securities held by a single holder (it being understood that all holders of Warrant Holder Registrable Securities shall be deemed to be a single holder for purposes of this clause
(v)) may be sold in one calendar quarter pursuant to Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected; PROVIDED, that this sentence shall not apply to shares of the common equity securities of the Company issuable upon the exercise of unvested options originally issued to employees or former employees of the Company.

          (g) "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

          (h) "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

          (i) "WARRANT HOLDER REGISTRABLE SECURITIES" means (i) any shares of Common Stock issued upon the exercise of the Warrants, (ii) any Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization and (iii) any other shares of Common Stock held by the Warrant Holders or any of their transferees. For purposes of this Agreement, any Person who holds Warrants shall be deemed to own and be the holder of the shares of Common Stock obtainable upon exercise of the Warrants, regardless of any restriction or limitation on the exercise of the Warrants.

          (j) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

          11.  MISCELLANEOUS.

          (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

          (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, whether as a third-party beneficiary or otherwise.

          (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no modification, amendment, or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment, or waiver is approved in writing by the Company and the holders of at least a majority of the Investor Registrable Securities then in existence; PROVIDED THAT no such amendment or modification that would materially and adversely affect holders of one class or group of Registrable Securities in a manner different than holders of any other class or group of Registrable Securities (other than amendments and modifications required to implement the provisions of SECTION 10), shall be effective against the holders of such class or group of Registrable Securities without the prior written consent of holders of at least a majority of Registrable Securities of such class or group materially and adversely affected thereby. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

          (e)  SUCCESSORS AND ASSIGNS.

          (i) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Notwithstanding the foregoing, in order to obtain the benefit of this Agreement, any subsequent holder of Registrable Securities must execute a counterpart to this Agreement, thereby agreeing to be bound the terms hereof.

          (ii) Without limiting the foregoing, the rights of the Warrant Holders hereunder to cause the Company to register Warrant Holder Registrable Securities in accordance with the terms hereof may be assigned by a Warrant Holder to a permitted transferee or permitted assignee of any of its Warrant Holder Registrable Securities; PROVIDED, HOWEVER, that the Company is given written notice by the Warrant Holder at the time of or within a reasonable time after the transfer, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. Nothing in this Section 11(e)(ii) shall be construed to limit or otherwise affect any of the provisions of the Stockholders Agreement or otherwise affect the rights of the holders of any other class of Registrable Securities to transfer their Registrable Securities in accordance with the Stockholders Agreement.

          (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (h) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and visa versa. The use of the word "including" in this Agreement shall be, in each case, by way of example and without limitation. The use of the words "or," "either," and "any" shall not be exclusive. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof.

          (i) GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation, and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (j) NOTICES. All notices, demands, or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands, and other communications shall be sent to each Investor, each Executive, each Warrant Holder, Getronics and each Other Stockholder at the addresses indicated on the SCHEDULE OF HOLDERS and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (k) ENTIRE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (l) NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting to this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                                    * * * * *

          IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.


                             DIGITALNET HOLDINGS, INC.

                             By:    /s/ Jack Pearlstein
                                   ---------------------------------------------
                             Name:   Jack Pearlstein
                                   ---------------------------------------------
                             Its:     Chief Financial Officer
                                   ---------------------------------------------


                             DIGITALNET, INC.

                             By:   s/ Jack Pearlstein
                                   ---------------------------------------------
                             Name:   Jack Pearlstein
                                   ---------------------------------------------
                             Its:     Chief Financial Officer
                                   ---------------------------------------------


                             GTCR FUND VII, L.P.

                             By:   GTCR Partners VII, L.P.
                             Its:  General Partner

                             By:   GTCR Golder Rauner, L.L.C.
                             Its:  General Partner

                             By:    /s/ Philip A. Canfield
                                   ---------------------------------------------
                             Name:      Philip Canfield
                                   ---------------------------------------------
                             Its:  Principal


                             GTCR CO-INVEST, L.P.

                             By:   GTCR Partners VI, L.P.
                             Its:  General Partner

                             By:   GTCR Golder Rauner, L.L.C.
                             Its:  General Partner

                             By:    /s/ Philip A. Canfield
                                   ---------------------------------------------
                             Name:      Philip Canfield
                                   ---------------------------------------------
                             Its:  Principal

                                    /s/ Ken S. Bajaj
                                   ---------------------------------------------

                             KEN S. BAJAJ

                             THE J. SUNNY BAJAJ TRUST

                             By:       /s/ Jaideep Bajaj
                                   ---------------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:          /s/ Bhavneet Bajaj
                                   ---------------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:              /s/ Daniel A. Masur
                                   ---------------------------------------------
                                   Daniel A. Masur, Trustee


                             THE RUEBEN BAJAJ TRUST

                             By:       /s/ Jaideep Bajaj
                                   ---------------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:          /s/ Bhavneet Bajaj
                                   ---------------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:              /s/ Daniel A. Masur
                                   ---------------------------------------------
                                   Daniel A. Masur, Trustee


                             THE BAJAJ FAMILY LIMITED PARTNERSHIP

                             By:   The J. SUNNY BAJAJ TRUST, its Limited Partner

                             By:       /s/ Jaideep Bajaj
                                   ---------------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:          /s/ Bhavneet Bajaj
                                   ---------------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:              /s/ Daniel A. Masur
                                   ---------------------------------------------
                                   Daniel A. Masur, Trustee


                             By:   THE RUEBEN BAJAJ TRUST, its Limited Partner

                             By:       /s/ Jaideep Bajaj
                                   ---------------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:          /s/ Bhavneet Bajaj
                                   ---------------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:              /s/ Daniel A. Masur
                                   ---------------------------------------------

                                   Daniel A. Masur, Trustee

                             By:       /s/ Ken S. Bajaj
                                   ---------------------------------------------
                                   Ken S. Bajaj, its Limited Partner


                             By:   KAVELLE BAJAJ REVOCABLE INTER VIVOS
                                   TRUST, its Limited Partner

                             By:      /s/ Kavelle Bajaj
                                   ---------------------------------------------
                             By:   BAJAJ ASSOCIATES LLC, its General Partner

                             By:      /s/ Ken S. Bajaj
                                   ---------------------------------------------
                                   Ken S. Bajaj, Managing Member


                             By:   THE J. SUNNY BAJAJ TRUST, its Limited Partner

                             By:       /s/ Jaideep Bajaj
                                   ---------------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:          /s/ Bhavneet Bajaj
                                   ---------------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:              /s/ Daniel A. Masur
                                   ---------------------------------------------
                                   Daniel A. Masur, Trustee


                             By:   THE RUEBEN BAJAJ TRUST, its Limited Partner

                             By:       /s/ Jaideep Bajaj
                                   ---------------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:          /s/ Bhavneet Bajaj
                                   ---------------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:              /s/ Daniel A. Masur
                                   ---------------------------------------------
                                   Daniel A. Masur, Trustee


                             JACK PEARLSTEIN

                             By:       /s/ Jack Pearlstein
                                   ---------------------------------------------


                             THE PEARLSTEIN FAMILY, LLC

                             By:       /s/ Jack Pearlstein
                                   ---------------------------------------------
                                   Jack Pearlstein, its Managing Member


                             THE IAN Z. PEARLSTEIN 2001 TRUST

                             By:       /s/ Bruce S. Levin
                                   ---------------------------------------------


                             THE IVANNA V. PEARLSTEIN 2001 TRUST

                             By:       /s/ Bruce S. Levin
                                   ---------------------------------------------


                             STEVE SOLOMON

                             By:      /s/ Steve Solomon
                                   ---------------------------------------------


                             STEVE HANAU

                             By:      /s/ Steve Hanau
                                   ---------------------------------------------


                             BARBARA BARNES

                             By:      /s/ Barbara Barnes
                                   ---------------------------------------------


                             GETRONICSWANG CO. LLC

                             By:      /s/ William J. Clark
                                   ---------------------------------------------

                             Its:     Chief Financial Officer
                                   ---------------------------------------------


                             BANC OF AMERICA MEZZANINE CAPITAL LLC

                             By:       /s/ John W. Felix
                                   ---------------------------------------------

                             Its:     Principal
                                   ---------------------------------------------

                        STOCKHOLDERS AGREEMENT JOINDER


     The undersigned hereby agrees to become a party to, to be bound by and to make the representations and warrants contained in Section of that certain Bridge Loan Agreement (the "AGREEMENT"), made and entered into as of November 26, 2002, among DigitalNet, Inc., a Delaware corporaion, DigitalNet Holdings, Inc., a Delawrae corporation, and Banc of America Mezzanine Capital LLC ("BAMC") and the other lenders from time to time a party thereto (collectively, along with BAMC, the "LENDERS" and individually, a "LENDER"), as such agreement may be amended from time to time. The undersigned will be deemed a "LENDER" for all purposes under the Agreement.



Date: March 26,2003


AMERICAN CAPITAL STRATEGIES, LTD.


By:     /s/ L. Thomas Gregory
        ----------------------------------
Name:   L. Thomas Gregory
        ----------------------------------
Title:  Managing Director
        ----------------------------------

                        REGISTRATION AGREEMENT JOINDER


     The undersigned hereby agrees to become a party to, to be bound by, that certain Amended and Restated Registration Agreement (the "REGISTRATION AGREEMENT"), made as of November 26, 2002 by and among DigitalNet, Holdings, Inc., a Delaware corporation (the "COMPANY"), GRCR Fund VII, L.P., a Delaware limited partnership, GTCR Co-Invest, L.P., a Delaware limited partnership and each of the other stockholders of the Company whose names appear on the Schedule of Stockholders or on the signature pages or joinders to the Registration Agreement, as such agreement may be amended may be amended from time to time. The undersigned will be deemed a "Warrant Holder" and a holder of "Warrant Holder Registrable Securities" for all purposes under the Registration Agreement.


Date: March 26,2003


AMERICAN CAPITAL STRATEGIES, LTD.


By:     /s/ L. Thomas Gregory
        ----------------------------------
Name:   L. Thomas Gregory
        ----------------------------------
Title:  Managing Director
        ----------------------------------